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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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      Date of report (Date of earliest event reported): September 14, 2004

                                 Workstream Inc.
               (Exact Name of Registrant as Specified in Charter)

          Canada                        001-15503                   N/A
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)

495 March Road, Suite 300, Ottawa, Ontario, Canada                K2K-3G1
   (Address of Principal Executive Offices)                      (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)

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Item 8.01. Other Events.

      On September 14, 2004, the Company issued a press release announcing that the Company's CEO would be speaking at the ThinkEquity Partners 2nd Annual Growth conference in San Francisco, California on September 22, 2004. The full text of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

      On September 14, 2004, the Company issued a press release announcing that Mervyn's has purchased Workstream Rewards' anniversary service offering, to initiate the Mervyn's Service Award Program. The full text of such press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

99.1  Press Release issued on September 14, 2004, by the Company.

99.2  Press Release issued on September 14, 2004, by the Company.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WORKSTREAM INC.


Dated:  September 15, 2004              By: /s/ Michael Mullarkey
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                                           Name:  Michael Mullarkey
                                           Title: Chief Executive Officer

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                                  Exhibit Index

Exhibit No.     Description
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99.1            Press Release issued on September 14, 2004 by Workstream Inc.

99.2            Press Release issued on September 14, 2004 by Workstream Inc.